EXHIBIT 10.16.3
THIRD AMENDMENT TO CREDIT AGREEMENT
     THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of March 12, 2008 (this “Amendment”) among VISTEON CORPORATION, a Delaware corporation (the “Company”), each subsidiary of the Company party hereto (together with the Company, each a “Borrower” and, collectively, the “Borrowers”), the Lenders party hereto, and JPMORGAN CHASE BANK, N.A. (“JPMorgan”), as Administrative Agent, Issuing Bank and Swingline Lender.
W I T N E S S E T H:
     WHEREAS the Borrowers, the Lenders party thereto, and JPMorgan, as Administrative Agent, Issuing Bank and Swingline Lender, have entered into that certain Credit Agreement, dated as of August 14, 2006, as amended, supplemented or modified by that certain First Amendment to Credit Agreement and Consent, dated as of November 27, 2006, and that certain Second Amendment to Credit Agreement and Consent dated as of April 10, 2007 (as so amended, supplemented or modified, the “Credit Agreement”; capitalized terms used herein but not otherwise defined herein shall have the meanings given such terms in the Credit Agreement, or if not defined herein or therein, in the Intercreditor Agreement referred to below);
     WHEREAS JPMorgan, as ABL Agent for the ABL Secured Parties (as successor to the original ABL Agent), JPMorgan, as Term Loan Agent for the Term Loan Secured Parties and the Borrowers are party to that certain Intercreditor Agreement, dated as of June 13, 2006 (as amended, supplemented or modified, the “Intercreditor Agreement”), which Intercreditor Agreement, among other things, (a) governs the relative rights and priorities of the ABL Agent and the Term Loan Agent with respect to Collateral and the proceeds thereof, and (b) provides, among other things, that (i) all shares of Pledged Stock of (A) any Foreign Subsidiary, (B) Visteon International Holdings, Inc. (“VIHI”), and (C) any Foreign Stock Holding Company and (ii) all Foreign Investments, each constitute Term Loan Priority Collateral;
     WHEREAS as a result of asset sales, the amount included in the Borrowing Base on account of the PP&E Component has decreased and the Borrowers have requested that additional assets be eligible for inclusion in the Borrowing Base;
     WHEREAS the Borrowers hereby inform the Administrative Agent and the Lenders that (i) each of VIHI, Visteon Asia Holdings, Inc., Visteon European Holdings Corporation, Visteon Automotive Holdings, LLC, and Visteon Holdings, LLC is a Foreign Stock Holding Company, (ii) the Intercreditor Agreement prohibits Foreign Stock Holding Companies from guaranteeing any of the ABL Obligations in order to effectuate the priority of the Term Loan Agent’s claims with respect to the Company’s foreign operations, (iii) having any of VIHI, Visteon Asia Holdings, Inc., Visteon European Holdings Corporation, Visteon Automotive Holdings, LLC, or Visteon Holdings, LLC as a Borrower and Loan Guarantor under the Credit Agreement is inconsistent with the express provisions of, and the intent of, the Intercreditor Agreement and (iv) in the event of any inconsistency between the terms of the Intercreditor Agreement and the Credit Agreement, the terms of the Intercreditor Agreement control;
     WHEREAS, to give effect to the Intercreditor Agreement, the Borrowers have requested that the Administrative Agent and the Lenders execute documents confirming the release of each of VIHI, Visteon Asia Holdings, Inc., Visteon European Holdings Corporation, Visteon Automotive Holdings, LLC, and Visteon Holdings, LLC as a Borrower and Loan Guarantor.

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     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:
ARTICLE I
AMENDMENTS
     Section 1.1 Amendment to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended as follows:
          (a) The defined term “PP&E Component” is hereby amended and restated in its entirety to read as follows:
          “PP&E Component” shall mean, at the time of any determination, an amount equal to the sum of (i) 75% of the fair market value of the Borrowers’ Eligible Real Estate (the “Real Estate Component”), plus (ii) 75% of the Net Orderly Liquidation Value of the Borrowers’ Eligible Equipment (the “Equipment Component”), plus (iii) the lesser of (A) 75% of the fair market value of the Eligible Aircraft (the “Aircraft Component”) and (B) $15,000,000, less (iv) Reserves established by the Administrative Agent in its Permitted Discretion; provided, that the PP&E Component shall be reduced on the first day of each fiscal quarter (other than any fiscal quarter in which the Real Estate Component, the Equipment Component and the Aircraft Component are reset pursuant to the proviso below) by an amount equal to the sum of (I) the quotient of (1) the Real Estate Component, divided by (2) 40, plus (II) the quotient of (1) the Equipment Component, divided by (2) 20 plus (III) the quotient of (1) the Aircraft Component, divided by (2) 30; provided, further, that the Borrower Representative may elect (at its option) to have Eligible Equipment and Eligible Real Estate and the Eligible Aircraft reappraised on an annual basis, in which event the Real Estate Component and the Equipment Component and the Aircraft Component shall be reset on the first day of the fiscal quarter immediately after each such annual reappraisal to reflect such reappraisal.
          (b) The following new defined terms are hereby inserted in proper alphabetical order:
     “Cape Town Convention” means the Cape Town Convention on International Interests in Mobile Equipment and the Cape Town Protocol to the Convention on International Interests in Mobile Equipment on Matters Specific to Aircraft Equipment prepared under the joint auspices of the International Institute for the Unification of Private Law and the International Civil Aviation Organization.
     “Eligible Aircraft” means the aircraft and aircraft engines owned by a Borrower (i) described in an appraisal in form and substance reasonably satisfactory to the Administrative Agent and prepared by a firm of nationally recognized, independent appraisers selected or approved by the Administrative Agent and (ii) meeting each of the following requirements:
     (a) such Borrower has good title to such equipment;
     (b) such Borrower has the right to subject such equipment to a Lien in favor of the Administrative Agent; such equipment is subject to the Security Document and to a first priority perfected Lien in favor of the Administrative Agent (including filings with

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the United States Federal Aviation Administration and with the international registry pursuant to the Cape Town Convention) and is free and clear of all other Liens of any nature whatsoever (except for (i) Permitted Encumbrances which do not have priority over the Lien in favor of the Administrative Agent or (ii) Permitted Encumbrances under Sections 6.02(a) or (b) that may have priority over the Lien in favor of the Administrative Agent);
     (c) the full purchase price for such equipment has been paid by such Borrower;
     (d) such equipment is primarily hangared on premises with respect to which (x) the lessor has delivered to the Administrative Agent a Collateral Access Agreement or (y) a Reserve for rent, charges, and other amounts due or to become due with respect to such premises has been established by the Administrative Agent in its Permitted Discretion; provided, however, that if the Administrative Agent determines that the appraisal of such equipment has already taken into account the applicable Reserve for rent and other amounts or that such a Reserve is not required, clause (y) shall be deemed satisfied;
     (e) such equipment is not subject to any agreement which restricts the ability of such Borrower to use, sell, transport or dispose of such equipment or which restricts the Administrative Agent’s ability to take possession of, sell or otherwise dispose of such equipment; and
     (f) the representations and warranties with respect to such equipment contained in any Security Document relating thereto are true and correct in all material respects, and such Borrower has complied in all material respects with all covenants and obligations with respect to such equipment contained in any Security Document relating thereto, which Security Documents shall be in form and substance reasonably satisfactory to the Administrative Agent.
     Section 1.2 Amendment to Article VI.
          (a) Section 6.0l(b) is hereby amended to replace each reference therein to “any Borrower” with “any Borrower or Foreign Stock Holding Company”;
          (b) Section 6.02(k)(ii) is hereby amended to replace the reference therein to “Section 6.01(aa)” with “Section 6.01(bb)”;
          (c) Section 6.15(b) is hereby amended and restated in its entirety to read as follows:
(b) incur any Indebtedness (other than (i) Indebtedness permitted by Section 6.01(dd) and (ii) Indebtedness under 6.01(b));
          (d) Section 6.15(c) is hereby amended to replace the reference therein to “Section 6.04” with “Section 6.02(j) or 6.04”.
     Section 1.3 Amendment to Security Agreement. The Security Agreement is hereby amended as follows:

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          (a) The Preliminary Statement is hereby amended to replace the reference in the first sentence to “The Grantors” with “The Borrowers (as defined therein)” and to replace the reference in the second sentence to “the Grantors under the Credit Agreement “ with “the Borrowers under the Credit Agreement”.
ARTICLE II
AUTHORIZATION
     The Lenders party hereto hereby direct and authorize the Administrative Agent to execute and deliver such documents and agreements, and to take such other actions as the Administrative Agent may deem necessary or appropriate, to (i) obtain a first priority perfected security interest in any aircraft of any Loan Party, including any aircraft engines and other related assets and (ii) release any Foreign Stock Holding Company (including each of VIHI, Visteon Asia Holdings, Inc., Visteon European Holdings Corporation, Visteon Automotive Holdings, LLC, and Visteon Holdings, LLC) from any and all of its obligations as a Borrower and Loan Guarantor under the Credit Agreement and the other Loan Documents in conformity with the provisions of the Intercreditor Agreement.
ARTICLE III
CONDITIONS TO CLOSING
     The effectiveness of the provisions of this Amendment are subject to the satisfaction of the following conditions:
          (a) Third Amendment. The Borrowers, the Administrative Agent and the Required Lenders shall have delivered a duly executed counterpart of this Amendment to the Administrative Agent; provided that to the extent that any provision of Article I or II hereof requires the consent of Lenders having a greater percentage of the Credit Exposure under the terms of the Credit Agreement, Lenders having such greater percentage of the Credit Exposure shall be required to give effect to such provision.
          (b) Administrative Agent Fees and Expenses. The Borrowers shall have paid all costs and expenses then payable pursuant to Section 4.8 hereof or any other Loan Document with respect to this Amendment.
          (c) Representations and Warranties. The representations and warranties of the Borrowers set forth in Section 4.3 hereof are true and correct on the date hereof.
          (d) Amendment Fee. The Borrowers shall have paid (i) the amendment fee referred to in Section 4.9 hereof to the Administrative Agent for the account of each Lender theretofore entitled thereto, and (ii) any other fee then due and payable pursuant to any Loan Document.
ARTICLE IV
MISCELLANEOUS
     Section 4.1 Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or

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otherwise affect the rights and remedies of the Administrative Agent or any Lender under the Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents in similar or different circumstances. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.
     Section 4.2 No Representations by Lenders or Administrative Agent. The Borrowers hereby acknowledge that they have not relied on any representation, written or oral, express or implied, by any Lender or the Administrative Agent, other than those expressly contained herein, in entering into this Amendment.
     Section 4.3 Representations of the Borrowers. Each Borrower represents and warrants to the Administrative Agent and the Lenders that (a) the representations and warranties set forth in the Loan Documents (including with respect to this Agreement and the Credit Agreement as amended hereby) are true and correct in all material respects on and as of the date hereof with the same effect as though made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which event such representations and warranties were true and correct in all material respects as of such date, (b) no Default or Event of Default has occurred and is continuing, (c) no assets currently are, and since the Effective Date, no assets of VIHI, Visteon Asia Holdings, Inc., Visteon European Holdings Corporation, Visteon Automotive Holdings, LLC, or Visteon Holdings, LLC have been, included in the Borrowing Base, (d) each of VHI, Visteon Asia Holdings, Inc., Visteon European Holdings Corporation, Visteon Automotive Holdings, LLC, and Visteon Holdings, LLC is a Foreign Stock Holding Company and (e) it is necessary to release each of VIHI, Visteon Asia Holdings, Inc., Visteon European Holdings Corporation, Visteon Automotive Holdings, LLC, and Visteon Holdings, LLC from its obligations as a Borrower and Loan Guarantor to give effect to the Intercreditor Agreement.
     Section 4.4 Successors and Assigns. This Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of the Lenders and the Administrative Agent.
     Section 4.5 Headings; Entire Agreement. The headings and captions hereunder are for convenience only and shall not affect the interpretation or construction of this Amendment. This Agreement contains the entire understanding of the parties hereto with regard to the subject matter contained herein.
     Section 4.6 Severability. The provisions of this Amendment are intended to be severable. If for any reason any provision of this Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.
     Section 4.7 Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing any such counterpart. Delivery of an

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executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.
     Section 4.8 Costs and Expenses. Subject to the terms set forth in Section 9.03 of the Credit Agreement, the Borrowers agree, jointly and severally, to reimburse the Administrative Agent for reasonable, documented out of pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable documented fees and other reasonable charges and disbursements of one counsel for the Administrative Agent (and such other local and foreign counsel as shall be reasonably required), in connection with this Amendment.
     Section 4.9 Amendment Fee. The Borrowers agree, jointly and severally, to pay to the Administrative Agent for the benefit of each Lender who delivers a duly executed counterpart of this Agreement to the Administrative Agent on or before 5:00 PM New York time, March 12, 2008, a nonrefundable amendment fee of 0.10% of each such Lender’s existing Revolving Commitment.
     Section 4.10 Governing Law. The whole of this Amendment and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of New York, but giving effect to federal laws applicable to national banks.
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          IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the date first above written.

BORROWERS:

VISTEON CORPORATION

By	/s/ Brian Casey Name: Brian Casey
Title: Vice-President & Treasurer

ARS, INC.

By	/s/ Brian Casey Name: Brian Casey
Title: Treasurer

FAIRLANE HOLDINGS, INC.

By	/s/ Brian Casey Name: Brian Casey
Title: Treasurer

HALLA CLIMATE SYSTEMS ALABAMA CORP.

By	/s/ Brian Casey Name: Brian Casey
Title: Treasurer

INFINITIVE SPEECH SYSTEMS CORP.

By	/s/ Brian Casey Name: Brian Casey
Title: Treasurer

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VISTEON REMANUFACTURING,
INCORPORATED, ( FKA LTD PARTS,
INCORPORATED)

By	/s/ Brian Casey Name: Brian Casey
Title: Treasurer

SUNGLAS, LLC

By	/s/ Brian Casey Name: Brian Casey
Title: Treasurer

VCAVIATION SERVICES, LLC

By	/s/ Brian Casey Name: Brian Casey
Title: Treasurer

VC REGIONAL ASSEMBLY &
MANUFACTURING, LLC

By	/s/ Brian Casey Name: Brian Casey
Title: Treasurer

VISTEON AC-HOLDINGS CORP

By	/s/ Brian Casey Name: Brian Casey
Title: Treasurer

VISTEON ASIA HOLDINGS, INC

By	/s/ Brian Casey Name: Brian Casey
Title: Treasurer

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VISTEON AUTOMOTIVE HOLDINGS, LLC.

By	/s/ Brian Casey Name: Brian Casey
Title: Treasurer

VISTEON CLIMATE CONTROL SYSTEMS LIMITED

By	/s/ Brian Casey Name: Brian Casey
Title: Treasurer

VISTEON DOMESTIC HOLDINGS, LLC

By	/s/ Brian Casey Name: Brian Casey
Title: Treasurer

VISTEON EUROPEAN HOLDINGS
CORPORATION

By	/s/ Brian Casey Name: Brian Casey
Title: Treasurer

VISTEON GLOBAL TECHNOLOGIES, INC.

By	/s/ Brian Casey Name: Brian Casey
Title: Treasurer

VISTEON GLOBAL TREASURY, INC

By	/s/ Brian Casey Name: Brian Casey
Title: Treasurer

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VISTEON HOLDINGS, LLC
By:	/s/ Brian Casey
	Name:	Brian Casey
	Title:	Treasurer

VISTEON INTERNATIONAL BUSINESS DEVELOPMENT, INC.
By:	/s/ Brian Casey
	Name:	Brian Casey
	Title:	Treasurer

VISTEON INTERNATIONAL HOLDINGS, INC.
By:	/s/ Brian Casey
	Name:	Brian Casey
	Title:	Treasurer

VISTEON LA HOLDINGS CORP.
By:	/s/ Brian Casey
	Name:	Brian Casey
	Title:	Treasurer

VISTEON SYSTEMS, LLC
By:	/s/ Brian Casey
	Name:	Brian Casey
	Title:	Treasurer

VISTEON TECHNOLOGIES, LLC
By:	/s/ Brian Casey
	Name:	Brian Casey
	Title:	Treasurer

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TYLER ROAD INVESTMENTS, LLC
By:	/s/ Brian Casey
	Name:	Brian Casey
	Title:	Treasurer

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VISTEON FINANCIAL CORPORATION
By:	/s/ Brian Casey
	Name:	Brian Casey
	Title:	Treasurer

GCM / VISTEON AUTOMOTIVE SYSTEMS, LLC
By:	/s/ Brian Casey
	Name:	Brian Casey
	Title:	Treasurer

GCM / VISTEON AUTOMOTIVE LEASING SYSTEMS, LLC
By:	/s/ Brian Casey
	Name:	Brian Casey
	Title:	Treasurer

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JPMORGAN CHASE BANK, N.A. as Administrative Agent. Swingline Lender. Issuing Bank, and Lender

By:	/s/ Robert P. Kellas

Name: Robert P. Kellas
Title: Executive Director